EXHIBIT 10.1
              Marketing Consulting Agreement with Steven M. Krause


                                 STEPHEN KRAUSE

                            100 East Linton Boulevard
                                   Suite 501A
                             Delray Beach, FL 33483



                                November 29, 2001



CyberAds, Inc.
4401 North Federal Highway
Boca Raton, FL 33431

Attention: Mr. Laurence Levinson, President

         Re: Marketing Consulting Agreement
         ----------------------------------

Gentlemen:

         Formalizing our earlier discussions this is to acknowledge and confirm the terms of our Marketing Consulting Agreement ("Consulting Agreement") as follows:

         1. Appointment of Stephen Krause. CyberAds, Inc. (the "Company") hereby engages Stephen Krause ("Krause") and Krause hereby agrees to render services to the Company as a marketing consultant, strategic planner and advisor.

         2. Duties. During the term of this Agreement, Krause agrees to provide advice to, undertake for and consult with the Company concerning product expansion and retrenchment, marketing consulting, strategic planning, introductions to telecommunications carriers and related organizations, evaluation and survey of the Company's products and services in order to maintain market share and market penetration, and review and advice to the Company regarding its overall progress, needs and condition.

         3. Term. The term of this Consulting Agreement shall be for a six-month period commencing on the date hereof.

         4. Compensation. As compensation for his services hereunto CyberAds shall issue to Krause 200,000 shares of restricted common stock, options to purchase 500,000 shares of common stock of the Company having a term of two years from the date hereof exercisable at $0.60 per share, and options to purchase 200,000 shares of common stock of the Company having a term of two years from the date hereof exercisable at $.80 per share (collectively, the "Option"). The form of the Option is attached hereto as Exhibit A. The securities are restricted securities under the Securities Act of 1933 and may not be sold or disposed of in the absence of a registration statement pertaining to these shares or an exemption from registration under the Securities Act of 1933.



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         5. Purchase of Shares. The Option shall be issued solely in exchange for previously provided and contemplated services and appropriate investment restrictions shall be noted against the shares upon issuance.

         6. Expenses. Krause shall be entitled to reimbursement by the Company of such reasonable out-of-pocket expenses as Krause may incur in performing services under this Marketing Consulting Agreement. Any significant expenses shall be approved in advance with the Company.

         7. Registration. The Company agrees to provide Krause with registration rights at the Company's cost and expense and include the shares of common stock underlying the Option in a registration statement to be filed by the Company with the Securities and Exchange Commission within the proximate future.

         8. Confidentiality. Krause will not disclose to any other person, firm or corporation, nor use for its own benefit, during or after the term of this Marketing Consulting Agreement, any trade secrets or other information designated as confidential by the Company which is acquired by Krause in the course of its performing services hereunder. (A trade secret is information not generally known to the trade which gives the Company an advantage over its competitors. Trade secrets can include, by way of example, products or services under development, production methods and processes, sources of supply, customer lists, marketing plans and information concerning the filing of pendency of patent applications). Any management advice rendered by Krause pursuant to this Marketing Consulting Agreement may not be disclosed publicly in any manner without the prior written approval of Krause.

         9. Indemnification. The Company agrees to indemnify and hold Krause harmless from and against all losses, claims, damages, liabilities, costs or expenses (including reasonable attorneys' fees (collectively the "Liabilities") joint and several, arising out of the performance of this Marketing Consulting Agreement, whether or not Krause is a part to such dispute. This indemnity shall not apply, however, and Krause shall indemnify and hold the Company, its affiliates, control persons, officers, employees and agents harmless from and against all liabilities attributable to the negligence or willful misconduct of Krause in the performance of his services hereunder which gave rise to the losses, claim, damage, liability, cost or expense sought to be recovered hereunder. The provisions of this paragraph 9 shall survive the termination and expiration of this Marketing Consulting Agreement.

         10. Independent Contractor. Krause and the Company hereby acknowledge that Krause is an independent contractor. Krause shall not hold itself out as, nor shall it take any action from which others might infer, that it is a partner of, agent of or a joint venturer of the Company.

         11. Miscellaneous. This Consulting Agreement sets forth the entire understanding of the parties relating to the subject matter hereof. This Marketing Consulting Agreement cannot be modified or changed, nor can any of its provisions be waived, except by written agreement signed by all parties. This Marketing Consulting Agreement shall be governed by the laws of the State of Florida.


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         Please confirm that the foregoing correctly sets forth our understanding by signing the enclosed copy of this letter where provided and returning it to us at your earliest convenience.

                                                     Very truly yours,


                                                     /s/Stephen Krause
                                                     -----------------
                                                     Stephen Krause


ACCEPTED AND AGREED TO as
of the 29th day of November, 2001


CYBERADS, INC.



By:/s/Laurence Levinson
   --------------------
   President







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
                                                                       EXHIBIT A


                               WARRANT TO PURCHASE

                                  COMMON STOCK

                                       OF

                                 CYBERADS, INC.


         This is to certify that STEPHEN KRAUSE (the "Holder") is entitled, subject to the terms and conditions hereinafter set forth, to purchase __________ shares of Common Stock, $.001 par value per share (the "Common Shares"), of CYBERADS, INC., a Florida corporation (the "Company"), from the Company at the price per share and on the terms set forth herein and to receive a certificate for the Common Shares so purchased on presentation and surrender to the Company with the subscription form attached, duly executed and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check or other check payable to the order of the Company, or by other consideration as provided hereafter.

         The purchase rights represented by this Warrant are exercisable commencing on the date hereof through and including November 29, 2003, at a price per Common Share of $_____.

         The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole or in part, from time to time, within the period specified; provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a Common Share. In case of the purchase of less than all the Common Shares purchasable under this Warrant, the Company shall cancel this Warrant on surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.

         The Company agrees at all times to reserve or hold available a sufficient number of Common Shares to cover the number of shares issuable on exercise of this and all other Warrants of like tenor then outstanding.

         This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatever except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Common Shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

         In the event that the outstanding Common Shares hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation,


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other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

                  (a) The aggregate number, price and kind of Common Shares subject to this Warrant shall be adjusted appropriately;

                  (b) Rights under this Warrant, both as to the number of subject Common Shares and the Warrant exercise price, shall be adjusted appropriately; and

                  (c) In the event of dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, this Warrant shall terminate, but the registered owner of this Warrant shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise this Warrant in whole or in part to the extent that it shall not have been exercised.

         The foregoing adjustments and the manner of application of the foregoing provisions may provide for the elimination of fractional share interests.

         The Company will register the resale of the Common Shares under the Securities Act of 1933 as soon as is reasonably practical following the date hereof. Such registration shall be at the cost and expense of the Company for those costs and expenses normally borne by issuers.

         The Company shall not be required to issue or deliver any certificate for Common Shares purchased on exercise of this Warrant or any portion thereof prior to fulfillment of all the following conditions:

                  (a) The completion of any required registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other government regulatory body which is necessary;

                  (b) The obtaining of any approval or other clearance from any federal or state government agency which is necessary;

                  (c) The obtaining from the registered owner of the Warrant, as required in the sole judgment of the Company, a representation in writing that the owner is acquiring such Common Shares for the owner's own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, if the Warrants and the related shares have not been registered under the Act; and

                  (d) The placing on the certificate, as required in the sole judgment of the Company, of an appropriate legend and the issuance of stop transfer instructions in connection therewith if this Warrant and the related shares have not been registered under the Act to the following effect:



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
         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL OR THE ISSUER BEING AFFIXED TO THIS CERTIFICATE. THE TRANSFER AGENT HAS BEEN ORDERED TO EXECUTE TRANSFERS OF THIS CERTIFICATE ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS."

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its duly authorized officer.

                                                   CYBERADS, INC.


                                                   By:_____________________
                                                   Name: __________________
                                                   Title:   President


Dated:  November 29, 2001.















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
                                  PURCHASE FORM
                                  -------------

                     To Be Executed Upon Exercise of Warrant


         The undersigned record holder of this Warrant hereby irrevocably elects to exercise the right to purchase ________ Common Shares evidenced by this Warrant, according to the terms and conditions thereof, and herewith makes payment of the purchase price in full.

         The undersigned requests that certificates for such shares and warrants shall be issued in the name set forth below:


Dated: _________________________

NAME OF HOLDER:
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________.


                                            Signature: _________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            [Print Name and Title of Signatory]


Name and address to whom certificates are to be issued if different from above:
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________.

Social Security Number or other identifying number of transferee:
______________________________________________________________________________
_______________________________________________________________________.

         If said number of shares and warrants shall not be all the shares purchasable under this Warrant, the undersigned requests that a new Warrant for the unexercised portion shall be registered in the name of:
______________________________________________________________________________
______________________________________________________________________________

Social Security Number or other identifying number:____________________________.



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                               FORM OF ASSIGNMENT
                               ------------------


         FOR VALUE RECEIVED, ___________________________ hereby sells, assigns and transfers to _____________________________________ (Social Security or I.D.
No. _______________________) the within Warrant, or that portion of this Warrant purchasable for ______________ common shares together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint ______________________________________________ _____________________________,
attorney to transfer such Warrant on the register of the within named Company, with full power of substitution.


Name of Holder: _______________________________________________________________
_____________________________________________________________________________.



                                        ________________________________________
                                        Signature


                                        Name: __________________________________
                                        Title:  ________________________________
                                              (Print Name and Title of Signatory


Dated:  ____________________________



Signature Guaranteed:




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